                                                                     EXHIBIT 4.2


                   YORKSHIRE POWER FINANCE LIMITED, as Issuer

                                       and

                   YORKSHIRE POWER GROUP LIMITED, as Guarantor

                                       and

                              THE BANK OF NEW YORK,

                       as Trustee, Principal Paying Agent,

                          Registrar and Transfer Agent

                                       and

                       BANQUE GENERALE DU LUXEMBOURG S.A.,

                       as Paying Agent and Transfer Agent

                                  $275,000,000

                  ___% Junior Subordinated Deferrable Interest
                     Debentures, Series A due ________, 2038

                          First Supplemental Indenture

                            Dated as of May __, 1998

     FIRST SUPPLEMENTAL INDENTURE, dated as of May __, 1998 (this "First Supplemental Indenture"), among YORKSHIRE POWER FINANCE LIMITED, a limited liability company organized under the laws of the Cayman Islands, as issuer (the "Company"), YORKSHIRE POWER GROUP LIMITED, a private limited company incorporated under the laws of England and Wales, as guarantor (the "Guarantor"), THE BANK OF NEW YORK, as Trustee, Principal Paying Agent, Registrar and Transfer Agent under the Original Indenture referred to below (the "Trustee"), and BANQUE GENERALE DU LUXEMBOURG S.A., as Paying and Transfer Agent under the Original Indenture.

                                   WITNESSETH:

     WHEREAS, each of the Company and the Guarantor has heretofore executed and delivered to the Trustee an indenture dated as of May __, 1998 (hereinafter called the "Original Indenture"), to provide for the issuance from time to time of certain of its unsecured subordinated debentures, notes or other evidences of indebtedness (herein called the "Securities"), the form and terms of which are to be established as set forth in Sections 2.01 and 2.05 of the Original Indenture;

     WHEREAS, Section 9.01 of the Original Indenture provides, among other things, that the Company, the Guarantor and the Trustee may enter into indentures supplemental to the Original Indenture for, among other things, the purpose of establishing the form and terms of the Securities of any series as permitted by Sections 2.01 and 2.05 of the Original Indenture and of appointing an Authenticating Agent with respect to the Securities of any series;

     WHEREAS, the Company desires to create a series of the Securities in an aggregate principal amount of $275,000,000 to be designated the "___% Junior Subordinated Deferrable Interest Debentures, Series A due ________, 2038", and all action on the part of the Company necessary to authorize the issuance of these Securities under the Original Indenture and this First Supplemental Indenture has been duly taken; and

     WHEREAS, all acts and things necessary to make such Securities, when executed by the Company and authenticated and delivered by the Trustee as in the Original Indenture provided, the valid and binding obligations of the Company and to constitute these presents a valid and binding supplemental indenture and agreement according to its terms, have been done and performed;

     NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH:

     That in consideration of the premises and of the acceptance and purchase of the Series A Debentures (hereinafter defined) by the holders thereof and of the acceptance of this trust by the Trustee, each of the Company and the Guarantor covenants and agrees with the Trustee, for the equal benefit of holders of the Series A Debentures, as follows:

                                   ARTICLE ONE

                                   DEFINITIONS

     The use of the terms and expressions herein is in accordance with the definitions, uses and constructions contained in the Original Indenture and the forms of Securities attached hereto as Exhibits A and B, respectively. In addition, for all purposes of this First Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise expressly requires, the following terms shall have the respective meanings assigned to them as follows and shall be construed as if defined in Article One of the Original
Indenture:

     "Book-Entry Depositary" means The Bank of New York as designated by the Company in the Deposit Agreement until a successor shall have become such pursuant to the applicable provisions of the Deposit Agreement, and thereafter "Book-Entry Depositary" shall mean such successor Book-Entry Depositary or its nominee or the custodian of either.

     "Corporate Trust Office" means the principal office of the Trustee in the City of New York, at which at any particular time its corporate trust business shall be administered, which at the date hereof is 101 Barclay Street, New York, New York 10286.

     "Deferred Interest" means each installment of interest not paid during any Extension Period and interest thereon. Deferred installments of interest shall bear interest at the rate of ____% per annum from the applicable Interest Payment Date to the date of payment, compounded quarterly, to the extent permitted by applicable law.

     "Definitive Registered Series A Debentures" means Series A Debentures in the form of Exhibit B to this First Supplemental Indenture.

     "Deposit Agreement" means the Deposit Agreement, dated as of May 1, 1998, among the Company, the Book-Entry Depositary and the holders and beneficial owners from time to time of interests in the Book-Entry Interests issued thereunder.

     "DTC" means The Depository Trust Company, New York, New York, or its successors.

     "Extension Period" means any period during which the Company has elected to defer payments of interest, which deferral may be for a period of up to twenty
(20) consecutive quarters.

     "Global Series A Debentures" means Global Bearer Securities, evidencing the Series A Debentures issued to the Book-Entry Depositary substantially in the form of Exhibit A to this First Supplemental Indenture.

     "Series A Debenture" means the Company's ____% Junior Subordinated Deferrable Interest Debenture, Series A due _______, 2038, as authenticated and issued under this Indenture.

     "Stated Maturity" means, with respect to the Series A Debentures, ________, 2038.

     "Trust" means Yorkshire Capital Trust I, a statutory business trust formed under Delaware law to issue Trust Securities, the proceeds of which will be used to purchases the Series A Debentures.

                                   ARTICLE TWO

                  TERMS AND ISSUANCE OF THE SERIES A DEBENTURES

     SECTION 201. Issue of Securities. A series of Securities which shall be designated the ____% Junior Subordinated Deferrable Interest Debenture, Series A due ________, 2038 shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, the terms, conditions and covenants of the Original Indenture and this First Supplemental Indenture (including the forms of Series A Debentures set forth in Exhibits A and B hereto). The aggregate principal amount of the Series A Debentures which may be authenticated and delivered under the First Supplemental Indenture shall not, except as permitted by the provisions of the Original Indenture, exceed $275,000,000.

     SECTION 202. Form of Series A Debentures; Incorporation of Terms. The forms of the Global Series A Debentures and the Definitive Registered Series A Debentures shall be substantially in the forms of Exhibits A and B, respectively, attached hereto, the terms of which are herein incorporated by reference and which are part of this First Supplemental Indenture.

     SECTION 203. Additional Interest. So long as any Trust Securities issued by the Trust remain outstanding, if the Trust shall be required to pay, with respect to any income derived from payments of principal of or interest on the Series A Debentures or pursuant to the Guarantee, any amount for or on an account of any taxes, duties, assessments or governmental charges of whatever nature imposed by a Taxing Jurisdiction or any other taxing authority, then, in any such case, the Company or the Guarantor, as the case may be, will pay Additional Interest on such Series A Debentures.

     SECTION 204. Deferral of Interest Payments. So long as no Event of Default has occurred and is continuing, the Company has the right to extend the interest payment period of the Series A Debentures, at any time and from time to time, for up to twenty (20) consecutive quarters (each, an "Extension Period"), but not beyond the Stated Maturity. Until all deferred payments of interest together with interest thereon have been paid in full, interest will continue to accrue, together with interest thereon at ____%, to the extent permitted by law. Prior to the termination of any such Extension Period, the Company may further extend the interest payment period, provided that such

Extension Period, together with all such previous and further extensions of that Extension Period, shall not exceed twenty (20) consecutive quarters.

     Upon the termination of any Extension Period, which termination shall be on an Interest Payment Date, the Company shall pay all Deferred Interest on the next succeeding Interest Payment Date (in the case of a Bearer Security) to the bearer thereof and (in the case of a Registered Security) to the Person in whose name the Series A Debentures are registered on the Regular Record Date for such Interest Payment Date; provided, that Deferred Interest payable at Stated Maturity or on any Redemption Date will be paid to the Person to whom principal is payable.

     The Company shall give the Holder or Holders of the Series A Debentures and the Trustee notice of its selection or extension of an Extension Period at least one Business Day prior to the earlier of (i) the next succeeding Interest Payment Date, or (ii) the date the Company is required to give notice to the New York Stock Exchange or other applicable self-regulatory organization or to the Holders of the Series A Debentures of the record date or Interest Payment Date, but, in any event, not less than one Business Day prior to such record date. The Company shall cause the Trust to give notice of the Company's selection of such Extension Period to Holders of the Trust Securities of the Trust. The month in which any notice is given pursuant to the immediately preceding sentence of this Section shall constitute the first month of the first quarter of the twenty (20) quarters.

     At any time any of the foregoing notices are given to the Trustee, the Company shall give to the Paying Agent for the Series A Debentures such information as said Paying Agent shall reasonably require to order to fulfill its tax reporting obligations with respect to such Series A Debentures.

     SECTION 205. Guarantee. The Guarantee provided by Article XV of the Original Indenture shall be applicable to the Series A Debentures.

     SECTION 206. Place of Payment. The Place of Payment in respect of the Series A Debentures will be in The City of New York, initially the Corporate Trust Office of The Bank of New York, and, for so long as the Series A Debentures are listed on the Luxembourg Stock Exchange, in Luxembourg, initially the corporate trust office of Banque Generale du Luxembourg S.A., which at the date hereof, is located at 50 Avenue J. F. Kennedy, L-2951 Luxembourg.

     SECTION 207. Issuance of Global Series A Debentures. The Series A Debentures shall be issued as one or more Global Series A Debentures and delivered by the Trustee to the Book-Entry Depositary, as the Holder thereof, or a nominee or custodian therefor, to be held by the Book-Entry Depositary pursuant to the Deposit Agreement. Definitive Registered Series A Debentures shall only be issued by the Company in exchange for the Global Series A Debentures in the circumstances set forth in the Global Series A Debentures.

     SECTION 208. Denominations. The Series A Debentures may be issued in the denominations of $25, or any integral multiple thereof.

     SECTION 209. Regular Record Date for the Series A Debentures. The Regular Record Date for the Series A Debentures shall be 15 calendar days immediately prior to each Interest Payment Date.

     SECTION 210. Redemption. The Series A Debentures shall be subject to redemption at the option of the Company, in whole or in part, without premium or penalty, at any time or from time to time on or after _______, 2003, at a Redemption Price equal to 100% of the principal amount to be redeemed plus accrued but unpaid interest, including Additional Interest, if any, to the Redemption Date; provided, however, that if a redemption in part shall result in the delisting of the Trust Securities issued by the Trust, the Company may only redeem the Series A Debentures in whole. In addition, upon the occurrence of a Special Event at any time, the Company may, within ninety (90) days following the occurrence thereof and subject to the terms and conditions of the Indenture, elect to redeem the Series A Debentures, in whole, at a price equal to 100% of the principal amount to be redeemed plus any accrued but unpaid interest (including Additional Interest) to the Redemption Date.

     The Company shall not redeem less than all of the Series A Debentures unless all accrued and unpaid interest, if any, has been paid in full on all Outstanding Series A Debentures for all interest periods terminating on or prior to the Redemption Date.

     In the event of redemption of the Series A Debentures in part only, a new Series A Debenture or Debentures for the unredeemed portion will be issued in the name or names of the Holders thereof upon the surrender thereof.

     The Series A Debentures will not have a sinking fund.

     Notice of redemption shall be given as provided in Section 13.03 of the Original Indenture.

     Any redemption of less than all of the Series A Debentures shall, with respect to the principal thereof, be divisible by $25.

     SECTION 211. Listing of Series A Debentures. If the Trust is liquidated pursuant to the Trust Agreement and the Series A Debentures remain Outstanding, the Company will use its best efforts to list the Series A Debentures on the New York Stock Exchange or any other such exchange on which the Trust Securities relating to the Trust are then listed and traded.

                                  ARTICLE THREE

                   AUTHENTICATING AGENT; BOOK-ENTRY DEPOSITARY

     SECTION 301. Authenticating Agent; Book-Entry Depositary. The Bank of New York, a New York banking corporation, and its successors are hereby appointed Authenticating Agent and Book-Entry Depositary with respect to the Series A Debentures.

                                  ARTICLE FOUR

                                  MISCELLANEOUS

     SECTION 401. Execution of Supplemental Indenture. This First Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture and, as provided in the Original Indenture, this First Supplemental Indenture forms a part thereof.

     SECTION 402. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this First Supplemental Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

     SECTION 403. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

     SECTION 404. Successors and Assigns. All covenants and agreements in this First Supplemental Indenture by each of the Company or the Guarantor shall bind its successors and assigns, whether so expressed or not.

     SECTION 405. Separability Clause. In case any provision in this First Supplemental Indenture or in the Series A Debentures shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 406. Benefits of First Supplemental Indenture. Nothing in this First Supplemental Indenture or in the Series A Debentures, express or implied, shall give to any person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this First Supplemental Indenture.

     SECTION 407. Execution and Counterparts. This First Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereof have caused this First Supplemental Indenture to be duly executed by their respective officers, directors or signatories duly authorized thereto, all as of the day and year first above written.

                                    YORKSHIRE POWER FINANCE
                                    LIMITED


                                    By
                                      ------------------------------------------
                                       Title:


                                    YORKSHIRE POWER GROUP LIMITED

                                    By
                                      ------------------------------------------
                                       Title:


                                    THE BANK OF NEW YORK,
                                    as Trustee, Principal Paying Agent, Security
                                    Registrar and Transfer Agent


                                    By
                                      ------------------------------------------
                                       Title:


                                    BANQUE GENERALE DU
                                    LUXEMBOURG S.A., as Paying Agent
                                    and Transfer Agent


                                    By
                                      ------------------------------------------
                                       Title:

                                                                       EXHIBIT A

                   {FORM OF FACE OF GLOBAL SERIES A DEBENTURE}

     THE INDEBTEDNESS EVIDENCED BY THIS SECURITY IS, TO THE EXTENT PROVIDED IN THE INDENTURE, SUBORDINATE AND SUBJECT IN RIGHT OF PAYMENT TO THE PRIOR PAYMENT IN FULL OF ALL SENIOR DEBT OF THE COMPANY AND THIS SECURITY IS ISSUED SUBJECT TO THE PROVISIONS OF THE INDENTURE WITH RESPECT THERETO.

     THIS SECURITY IS A GLOBAL BEARER SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS HELD BY A BOOK-ENTRY DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES HELD BY A PERSON OTHER THAN THE BOOK-ENTRY DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

     UNLESS THIS GLOBAL BEARER SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE BOOK-ENTRY DEPOSITARY TO THE COMPANY OR ITS AGENT FOR EXCHANGE OR PAYMENT, AND ANY DEFINITIVE REGISTERED SECURITY IS ISSUED IN THE NAME OR NAMES AS DIRECTED IN WRITING BY THE BOOK-ENTRY DEPOSITARY, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE BEARER HEREOF, THE BOOK-ENTRY DEPOSITARY, HAS AN INTEREST HEREIN.

                         YORKSHIRE POWER FINANCE LIMITED

____% Junior Subordinated Deferrable Interest Debenture, Series A due ______,
2038

No. ___________                                               $_________________
                                                              CUSIP No.:________


     YORKSHIRE POWER FINANCE LIMITED, a limited liability company incorporated under the laws of the Cayman Islands (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to the bearer upon surrender hereof, the principal sum of __________ Dollars on ________________, and to pay interest thereon from _____________, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly on ____________, ____________, ____________ and ____________ in each year, commencing
________________, 199__, at the rate per annum provided in the title hereof, until the principal hereto is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the bearer on such Interest Payment Date. So long as an Extension Period is not occurring, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the bearer on such Interest Payment Date and may be paid to the bearer hereof at the time of payment of such Defaulted Interest or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     All payments in respect of this Security and all payments made pursuant to the Guarantee of this Security shall be made in immediately available funds at or through the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, and, for so long as this Security shall be listed on the Luxembourg Stock Exchange, in Luxembourg, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debt.

     So long as no Event of Default has occurred and is continuing, the Company shall have the right at any time and from time to time during the term of this Security to extend the interest payment period of such Security for up to 20 consecutive quarters but not beyond the Stated Maturity of this Security (each, an "Extension Period"), during which periods unpaid interest (together with interest thereon) will compound quarterly at the interest rate on this Security ("Deferred Interest"). Upon the termination of each Extension Period, which shall be an Interest Payment Date, the Company shall pay all Deferred Interest on the next succeeding Interest Payment Date to the bearer thereof, as provided in the Indenture, provided that any Deferred Interest payable at Stated Maturity or on any Redemption Date will be paid to the Person to whom principal is payable. Prior to the termination of any such Extension Period, the Company may extend the interest payment period, provided that such Extension Period together with all such previous and further extensions thereof shall not exceed 20 consecutive quarters. Upon the termination of any such Extension Period, and the payment of all accrued and unpaid interest and any Additional Interest then due, the Company may select a new Extension Period, subject to the above requirements. If the Company shall have given notice of its election to select any Extension Period, neither the Company nor the Guarantor referred to herein shall, directly or indirectly, (i) declare or pay any cash dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of its capital stock (which includes common and preferred stock) or (ii) make any payment of principal of, or interest or premium, if any, on or repay or repurchase or redeem any of its debt securities (including any other Securities) that rank pari passu with or junior in interest to the Securities or the Guarantee, respectively, or (iii) make any payments with respect to any guarantee that ranks pari passu with or junior in interest to the Securities or the Guarantee, respectively, or (iv) make any payment of principal or premium, if any, or interest on, or repay, repurchase or redeem any of its debt securities held by, make any loans or advances to, or make any payments with respect to any guarantee of the debt of, any affiliate, in each case other than (a) dividends or distributions in shares of, or options, warrants or rights to subscribe for or purchase shares of, common stock of the Company or the Guarantor and exchanges or conversions of common stock of one class for common stock of another class; (b) payments by the Guarantor under the Trust Securities Guarantee (or any other guarantee by the Guarantor with respect to any securities of any of its direct or indirect subsidiaries, provided that the proceeds from the issuance of such securities were used to purchase other Securities; (c) payments by the Guarantor under the Guarantee; (d) any dividend or payment by the Guarantor which is applied, directly or indirectly, to the payment of any Tax Payments (e) payments by the Guarantor, directly or indirectly, on the Intercompany Notes or any other promissory notes held by the Company (or any other direct or indirect wholly-owned subsidiary of the Guarantor) evidencing loans made with the proceeds from the issuance by the Company) (or any other direct or indirect wholly-owned subsidiary of the Guarantors) of securities guaranteed by the Guarantor or (f) the reinvestment of any proceeds received under clause (e) above by the Company (or any other direct or indirect wholly-owned subsidiary of the Guarantor) in additional debt securities of the Guarantor or any of its other direct or indirect wholly-owned subsidiaries. The Company shall give the Holder of this Security and the Trustee notice of its selection or extension of an Extension Period at least one Business Day prior to the earlier of (i) the next succeeding Interest Payment Date or (ii) the date the Company is required to give notice to the New York Stock Exchange or other applicable self-regulatory organization or to the Holders of this Security of the record date or Interest Payment Date, but, in any event, not less than one Business Day prior to such record date.

     The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Debt (as defined in the Indenture) of the Company, and this security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided, and (c) appoints the Trustee his attorney-in-fact for any and all such purposes. Each Holder hereof, by his acceptance thereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Debt of the Company, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

     All payments of principal of, and premium, if any, and interest in respect of this Security and all payments made pursuant to the Guarantee of this Security shall be made free and clear of, and without withholding or deduction for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within a Taxing Jurisdiction or by or within any political subdivision thereof or any authority therein or thereof having power to tax ("Gross-Up Taxes"), unless such withholding or deduction is required by law. In the event of any such withholding or deduction, the Company or the Guarantor, as the case may be, shall pay to the Holder such additional amounts that would otherwise have been due to such Holder in the absence of such withholding or deduction ("Additional Amounts") except that no such Additional Amounts shall be payable:

          (a) to, or to a Person on behalf of, a Holder who is liable for such Gross-Up Taxes in respect of this Security or the Guarantee of this Security by reason of such Holder or beneficial owner having some connection with the relevant Taxing

     Jurisdiction (including being a citizen or resident or national of, or carrying on a business or maintaining a permanent establishment in, or being physically present in, such Taxing Jurisdiction) other than the mere holding of this Security or the receipt of principal of, and premium, if any and interest in respect thereof or in respect of the Guarantee of this Security;

          (b) to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required) for payment more than 30 days after the Relevant Date except to the extent that the Holder would have been entitled to such Additional Amounts on presenting this Security for payment on the last day of such period of 30 days;

          (c) to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required) in the United Kingdom or Cayman Islands;

          (d) to, or to a Person on behalf of, a Holder who would not be liable or subject to the withholding or deduction by making a declaration of nonresidence or similar claim for exemption to the relevant tax authority; or

          (e) to, or to a Person on behalf of, a Holder of a Registered Security that is not a Global Security issued pursuant to the request of owners of interests representing a majority in Outstanding principal amount of such Securities following and during the continuance of an Event of Default if such Holder (or any predecessor Holder) was one of such owners requesting that such Registered Securities be so issued.

     Such Additional Amounts will also not be payable where, had the beneficial owner of the Security (or any interest therein) been the Holder of the Security, he would not have been entitled to payment of Additional Amounts by reason of any one or more of clauses (a) through (e) above. If the Company or the Guarantor, as applicable, shall determine that Additional Amounts will not be payable because of the immediately preceding sentence, the Company or the Guarantor, as applicable, will inform such Holder promptly after making such determination setting forth the reason(s) therefor.

     "Relevant Date" means whichever is the later of (i) the date on which such payment first becomes due and (ii) if the full amount payable has not been received in The City of New York by the Book-Entry Depositary of the Trustee on or prior to such due date, the date on which, the full amount having been so received, notice to that effect shall have been given to the bearer hereof in accordance with the Indenture.

     References to principal of, and premium or interest in respect of, this Security or any payments pursuant to the Guarantee of this Security shall be deemed to include any Additional Amounts which may be payable as set forth in the Indenture or in this Security.

     The Company shall furnish to the Trustee the official receipts (or a certified copy of the official receipts) evidencing payment of the Gross-Up Taxes.

Copies of such receipts shall be made available to the Holder of this Security upon request.

     So long as the Securities of this series are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require, notices to Holders of Securities of this series will be published in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxemburger Wort).

     REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an authorized signatory of the Company.


                                          YORKSHIRE POWER FINANCE
                                          LIMITED


                                          By:
                                             -----------------------------------
                                             Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK,
                                          as Trustee


                                          By:
                                             -----------------------------------
                                             Authorized Signatory

Dated:

                          [Form of Reverse of Security]

                         YORKSHIRE POWER FINANCE LIMITED
        ___% Junior Subordinated Deferrable Interest Debenture, Series A
                             due ____________, 2038

     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of May 1, 1998 (herein called the "Original Indenture"), among the Company, Yorkshire Power Group Limited, as guarantor (the "Guarantor"), The Bank of New York, as trustee, principal paying agent, registrar and transfer agent (herein called the "Trustee", which term includes any successor trustee under the Indenture), and Banque Generale du Luxembourg S.A., as paying and transfer agent (the "Paying and Transfer Agent"), as supplemented by the First Supplemental Indenture, dated as of May __, 1998 (together with the Original Indenture and any other supplements thereto, the "Indenture"), among the Company, the Guarantor, the Trustee and the Paying and Transfer Agent to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee, the Paying and Transfer Agent and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $275,000,000.

     The Company shall have the right, subject to the terms and conditions of the Indenture, to redeem this Security at any time on or after ___________, 2003, at the option of the Company, without premium or penalty, in whole or in part, at a Redemption Price equal to 100% of the principal amount to be redeemed plus any accrued and unpaid interest, including Additional Interest, if any, to the Redemption Date. Upon the occurrence of a Special Event (as defined below) at any time, the Company may, within 90 days following the occurrence thereof and subject to the terms and conditions of the Indenture, redeem this Security without premium or penalty, in whole, at a Redemption Price equal to 100% of the principal amount thereof plus any accrued and unpaid interest, including Additional Interest, if any, to the Redemption Date. A Special Event may be a Tax Event or an Investment Company Act Event.

"Tax Event" means the receipt by the Guarantor or the Company of an opinion of independent counsel (which may be counsel to the Guarantor or its affiliates) experienced in such matters to the effect that there has been (a) any amendment to, or change (including any announced prospective change) in, the laws or any regulations thereunder) of any supra national federation to which the United Kingdom belongs or the jurisdiction (or any political subdivision or taxing authority thereof or therein) in which the Company or the Guarantor is incorporated or created, as applicable, or in which the Company or the Guarantor is managed or has a place of business (each, a "Taxing Jurisdiction"), (b) any official administrative pronouncement or judicial decision interpreting, clarifying or applying such laws or regulations or (c) a threatened challenge asserted by a government or taxing authority with respect to the Guarantor or any of its subsidiaries, or a threatened challenge asserted in writing by a government or taxing authority against any other taxpayer that has raised capital through the issuance of securities that are substantially similar to the Securities or the Trust Securities, which amendment or change is effective or which pronouncement clarification, challenge or decision is announced on or after May __, 1998, and that results in their being more than an insubstantial risk that (i) the Company is, or will be within 90 days of the date thereof , subject to income tax within a Taxing Jurisdiction (other than the United Kingdom corporation income tax) with respect to interest received or accrued on the Intercompany Notes, (ii) the Company is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of other tax, duties or other governmental charges, (iii) interest payable by the Company on the Securities is not, or within 90 days of the date thereof will not be, deductible, in whole or in part for United States Federal income tax or United Kingdom corporation income tax purposes, as they accrue by the Company or by a member of any tax group to which the Guarantor belongs or (iv) interest payable with respect to the Intercompany Notes by the Guarantor or its affiliates is not, or within 90 days of the date thereof will not be, deductible, in whole or in part, for (as appropriate) United States Federal or United Kingdom corporation income tax purposes, by one of (as appropriate) the Guarantor, its shareholders or a member of any tax group to which the Guarantor belongs. "Investment Company Act Event" shall mean that the Guarantor or the Company shall have received an opinion of independent counsel (which may be counsel to the Guarantor or its affiliates) experienced in such matters to the effect that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (an "Investment Company Act Change"), there is more than an insubstantial risk that the Guarantor or the Company is or will be considered an "investment company" that is required to be registered under the Investment Company Act of 1940, as amended, which Investment Company Act Change becomes effective on or after May __, 1998.

     Notice of redemption shall be given as provided in the Indenture not less than 30 days nor more than 60 days prior to the date fixed for redemption.

     If fewer than all the Securities of this series are to be redeemed, selection of Securities of this series for redemption will be made by the Trustee in any manner the Trustee deems fair and appropriate and that complies with applicable legal and securities exchange requirements.

     Unless the Company defaults in payment of the redemption price, from and after the redemption date, the Securities of this series or portions thereof called for redemption will cease to bear interest, and the Holders thereof will have no right in respect to such Securities of this series except the right to receive the redemption price thereof.

     In the event of redemption of this Security in part only, a new Security of this series and of like tenor for the unredeemed portion hereof will be issued to the Holder hereof upon the cancellation hereof.

     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. At any time after such declaration of acceleration with respect to Securities of any series has been made, but before a judgment or decree for payment of money has been obtained by the Trustee as provided in the Indenture, if all Events of Default with respect to Securities of this series have been cured or waived (other than the non-payment of principal of the Securities which has become due solely by reason of such declaration of acceleration) then such declaration of acceleration and its consequences shall be automatically annulled and rescinded.

     The Securities of this Series are subject to redemption in whole but not in part upon not less than 30 nor more than 60 days' notice given as provided in the Indenture, at a price equal to the outstanding principal amount thereof, together with Additional Amounts, if any, and accrued and unpaid interest, if any, to the Redemption Date if, (a) the Company or the Guarantor satisfies the Trustee prior to the giving of such notice that it has or will become obligated to pay Additional Amounts with respect to the Securities or the Guarantee as a result of either (i) any change in, or amendment to, the laws or regulations of a Taxing Jurisdiction or any political subdivision or any authority or agency thereof or therein having power to tax or levy duties, or any change in the application or interpretation of such laws or regulations, which change or amendment becomes effective on or after May __, 1998 or (ii) the issuance of Definitive Registered Series A Debentures Securities pursuant to any of clauses
(a), (b) or (d) of the third following paragraph and (b) such obligation cannot be avoided by the Company or the Guarantor taking reasonable measures available to it, subject, as provided in the Indenture, to the delivery by the Company or the Guarantor of an Officers' Certificate stating that such obligation to pay Additional Amounts cannot be avoided by the Company or the Guarantor taking reasonable measures available to it.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the Indenture or any supplemental indenture or the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as a class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and premium, if any and interest, if any, on this Security and all payments made pursuant to the Guarantee of this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     This Security shall be exchangeable, in whole or, in the case of clause (d) below, in part as provided in the Indenture, for Definitive Registered Series A Debentures registered in the names of Persons other than the Book-Entry Depositary with respect to such series or its nominee only as provided in this paragraph. This Security shall be so exchangeable if (a) DTC notifies the Company and the Book-Entry Depositary that it is unwilling or unable to continue to hold the Book-Entry Interests or at any time ceases to be a "clearing agency" registered as such under the Exchange Act and, in either case, a successor is not appointed by the Company within 120 days, (b) the Book-Entry Depositary for the Securities of this series notifies the Company that it is unwilling or unable to continue as Book-Entry Depositary with respect to this Security and no successor is appointed within 120 days, (c) the Company executes and delivers to the Trustee an Officers' Certificate providing that this Security shall be so exchangeable, or (d) there shall have occurred and be continuing an Event of Default with respect to the Securities of this series and the Holder, in such circumstance, shall have requested in writing that this Security be exchanged for one or more Definitive Registered Series A Debentures. Securities so issued in exchange for this Security shall be of the same series, having the same interest rate, if any, and maturity and having the same terms as this Security, in authorized denominations and in the aggregate having the same principal amount as this security and registered in such names as the Book-Entry Depositary for this Security shall direct.

     The bearer of this Security shall be treated as the owner of it for all purposes, subject to the terms of the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     When a successor assumes all the obligations of its predecessor under the Securities of this series and the Indenture in accordance with the terms of the Indenture, the predecessor will be released from those obligations.

     The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledge of Securities of this series and may otherwise deal with the Company, the Guarantor or their respective Affiliates as if it were not the Trustee.

     No stockholder, director, officer, employee, incorporator or Affiliate of the Company or the Guarantor under the Securities of this series or the Indenture or for any claim based on, in respect of or by reason of, such obligations of their creation. Each Holder of the Securities of this series by accepting Securities this series waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities of this series.

     This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

     Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company will cause CUSIP numbers to be printed on the Securities of this series as a convenience to the Holders of the Securities of this series. No representation is made as to the accuracy of such numbers as printed on the Securities of this series and reliance may be placed only on the other identification numbers printed hereon.

     This Security shall be governed by and construed in accordance with the laws of the State of New York.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                    GUARANTEE

     FOR VALUE RECEIVED, YORKSHIRE POWER GROUP LIMITED, a private limited company duly incorporated and existing under the laws of England and Wales (the "Guarantor", which term includes any successor Person under the Indenture referred to in the Security on which this notation is endorsed), hereby fully and unconditionally guarantees to the Holder of the accompanying Security issued by Yorkshire Power Finance Limited (the "Company"), pursuant to the terms of the Guarantee contained in Article XV of the Indenture, the due and punctual payment of the principal of, and premium, if any, and interest in respect of this Security (and any Additional Amounts payable in respect thereof), when and as the same shall become due and payable, whether at Stated Maturity, by declaration of acceleration, call for redemption or otherwise, in accordance with the terms of this Security and the Indenture. In case of the failure of the Company punctually to pay any such principal, premium, if any, or interest, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable as if such payment were made by the Company.

     The obligations of the Guarantor to the Holders of the Securities and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in Article XV of the Indenture, and reference is hereby made to such Article and Indenture for the precise terms of the Guarantee.

     THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     The Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this notation of the Guarantee is endorsed shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

                                      YORKSHIRE POWER GROUP LIMITED

                                      By:_______________________________________
                                         Authorized Signatory

                                                                       EXHIBIT B

           [FORM OF FACE OF DEFINITIVE REGISTERED SERIES A DEBENTURE]

THE INDEBTEDNESS EVIDENCED BY THIS SECURITY IS, TO THE EXTENT PROVIDED IN THE INDENTURE, SUBORDINATE AND SUBJECT IN RIGHT OF PAYMENT TO THE PRIOR PAYMENT IN FULL OF ALL SENIOR DEBT OF THE COMPANY AND THIS SECURITY IS ISSUED SUBJECT TO THE PROVISIONS OF THE INDENTURE WITH RESPECT THERETO.

                         YORKSHIRE POWER FINANCE LIMITED
    ___% Junior Subordinated Deferrable Interest Debenture due _______, 2038

No. _______________                                         $___________________
                                                            CUSIP No.:__________

     YORKSHIRE POWER FINANCE LIMITED, a limited liability company incorporated under the laws of the Cayman Islands (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to [name of registered owner], or its registered assigns, the principal sum of _______________ Dollars on _______________________, and to pay interest thereon from ____________________, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly on __________, __________, __________ and
_____________ in each year, commencing _______________, 199_, at the rate per annum provided in the title hereof, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth day (whether or not a Business
Day) immediately preceding such Interest Payment Date. So long as an Extension Period is not occurring, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Person in whose name this Security (or one or more Predecessor Securities) is registered on such Regular Record Date and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     All payments in respect of this Security and all payments made pursuant to the Guarantee of this Security shall be made in immediately available funds at or through the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, and for so long as this Security shall be listed on the Luxembourg Stock Exchange, in Luxembourg, in such coin or currency of the United

States of America as at the time of payment is legal tender for the payment of public and private debt; provided, however, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

     So long as no Event of Default has occurred and is continuing, the Company shall have the right at any time and from time to time during the term of this Security to extend the interest payment period of such Security for up to 20 consecutive quarters but not beyond the Stated Maturity of this Security (each, an "Extension Period"), during which periods unpaid interest (together with interest thereon) will compound quarterly at the interest rate on this Security ("Deferred Interest"). Upon the termination of each Extension Period, which shall be an Interest Payment Date, the Company shall pay all Deferred Interest on the next succeeding Interest Payment Date to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such Interest Payment Date, provided that any Deferred Interest payable at Stated Maturity or on any Redemption Date will be paid to the Person to whom principal is payable. Prior to the termination of any such Extension Period, the Company may extend the interest payment period, provided that such Extension Period together with all such previous and further extensions thereof shall not exceed 20 consecutive quarters. Upon the termination of any such Extension Period, and the payment of all accrued and unpaid interest and any Additional Interest then due, the Company may select a new Extension Period, subject to the above requirements. If the Company shall have given notice of its election to select any Extension Period, neither the Company nor the Guarantor referred to herein shall, directly or indirectly, (i) declare or pay any cash dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of its capital stock (which includes common and preferred stock) or (ii) make any payment of principal of, or interest or premium, if any, on or repay or repurchase or redeem any of its debt securities (including any other Securities) that rank pari passu with or junior in interest to the Securities or the Guarantee, respectively, or (iii) make any payments with respect to any guarantee that ranks pari passu with or junior in interest to the Securities or the Guarantee, respectively, or (iv) make any payment of principal or premium, if any, or interest on, or repay, repurchase or redeem any of its debt securities held by, make any loans or advances to, or make any payments with respect to any guarantee of the debt of, any affiliate, in each case other than (a) dividends or distributions in shares of, or options, warrants or rights to subscribe for or purchase shares of, common stock of the Company or the Guarantor and exchanges or conversions of common stock of one class for common stock of another class; (b) payments by the Guarantor under the Trust Securities Guarantee (or any other guarantee by the Guarantor with respect to any securities of any of its direct or indirect subsidiaries, provided that the proceeds from the issuance of such securities were used to purchase other Securities); (c) payments by the Guarantor under the Guarantee; (d) any dividend or payment by the Guarantor which is applied, directly or indirectly, to the payment of any Tax Payments (e) payments by the Guarantor, directly or indirectly, on the Intercompany Notes or any other promissory notes held by the Company (or any other direct or indirect wholly-owned subsidiary of the Guarantor) evidencing loans made with the proceeds from the issuance by the Company (or any other direct or indirect wholly-owned subsidiary of the Guarantors) of securities guaranteed by the Guarantor or

(f) the reinvestment of any proceeds received under clause (e) above by the Company (or any other direct or indirect wholly-owned subsidiary of the Guarantor) in additional debt securities of the Guarantor or any of its other direct or indirect wholly-owned subsidiaries. The Company shall give the Holder of this Security and the Trustee notice of its selection or extension of an Extension Period at least one Business Day prior to the earlier of (i) the next succeeding Interest Payment Date or (ii) the date the Company is required to give notice to the New York Stock Exchange or other applicable self-regulatory organization or to the Holders of this Security of the record date or Interest Payment Date, but, in any event, not less than one Business Day prior to such record date.

     All payments of principal of, premium, if any, and interest in respect of this Security and all payments made pursuant to the Guarantee of this Security shall be made free and clear of, and without withholding or deduction for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within a Taxing Jurisdiction or by or within any political subdivision thereof or any authority therein or thereof having power to tax ("Gross-Up Taxes"), unless such withholding or deduction is required by law. In the event of any such withholding or deduction, the Company or the Guarantor, as the case may be, shall pay to the Holder such additional amounts that would otherwise have been due to such Holder in the absence of such withholding or deduction ("Additional Amounts"), except that no such Additional Amounts shall be payable:

          (a) to, or to a Person on behalf of, a Holder who is liable for such Gross-Up Taxes in respect of this Security or the Guarantee of this Security by reason of such Holder having some connection with the relevant Taxing Jurisdiction (including a citizen or resident or national of, or carrying on a business or maintaining a permanent establishment in, or being physically present in, such Taxing Jurisdiction) other than the mere holding of this Security or the receipt of principal of, premium, if any, and interest in respect thereof or in respect of the Guarantee of this Security;

          (b) to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required) for payment more than 30 days after the Relevant Date except to the extent that the Holder would have been entitled to such Additional Amounts on presenting this Security for payments on the last day of such period of 30 days;

          (c) to, or to a Person on behalf of, a Holder who presents a Security (where presentation is required) in the United Kingdom or Cayman Islands;

          (d) to, or to a Person on behalf of, a Holder who would not be liable or subject to the withholding or deduction by making a declaration of nonresidence or similar claim for exemption to the relevant tax authority; or

          (e) to, or to a Person on behalf of, a Holder of a definitive Registered Security issued pursuant to the request of owners of interests representing a majority in outstanding principal amount in the Book-Entry Interest following and during the continuance of an Event of Default if such Holder (or any predecessor Holder) was one of such owners requesting that definitive Registered Securities be so issued.

     Such Additional Amounts will also not be payable where, had the beneficial owner of the Security (or any interest therein) been the Holder of the Security, he would not have been entitled to payment of Additional Amounts by reason of any one or more of clauses (a) through (e) above. If the Company or the Guarantor, as applicable, shall determine that Additional Amounts will not be payable because of the immediately preceding sentence, the Company or the Guarantor, as applicable, will inform such Holder promptly after making such determination setting forth the reason(s) therefor.

     "Relevant Date" means whichever is the later of (i) the date on which such payment first becomes due and (ii) if the full amount payable has not been received in The City of New York by the Trustee or the Holder on or prior to such due date, the date on which, the full amount having been so received, notice to that effect shall have been given to the Holder in accordance with this Indenture.

     References to principal of, and premium or interest in respect of, this Security or payments under the Guarantee of this Security shall be deemed to include to any Additional Amounts which may be payable as set forth in the Indenture or in this Security.

     The Company shall furnish to the Trustee the official receipts (or a certified copy of the official receipts) evidencing payment of Gross-Up Taxes. Copies of such receipts shall be made available to the Holder of this Security upon request.

     So long as the Securities of this series are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require, notices to Holders of Securities of this series will be published in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxemburger Wort).

     REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an authorized signatory of the Company.

                                            YORKSHIRE POWER FINANCE
                                            LIMITED



                                            By _________________________________
                                               Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.


                                            THE BANK OF NEW YORK,
                                            as Trustee


                                            By:_________________________________
                                               Authorized Signatory


Dated:

                          [Form of Reverse of Security]

                         YORKSHIRE POWER FINANCE LIMITED
             ___% Junior Subordinated Deferrable Interest Debenture,
                          Series A due __________, 2038

     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of May 1, 1998 (herein called the "Original Indenture"), among the Company, Yorkshire Power Group Limited, as guarantor (the "Guarantor"), The Bank of New York, as trustee principal paying agent, register and transfer agent (herein called the "Trustee", which term includes any successor trustee under the Indenture), and Banque Generale du Luxembourg S.A., as paying and transfer agent (the "Paying and Transfer Agent"), as supplemented by the First Supplemental Indenture, dated as of May __, 1998 (together with the Original Indenture and any other supplements thereto, the "Indenture") among the Company, the Guarantor, the Trustee and the Paying and Transfer Agent to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee, the Paying and Transfer Agent and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $275,000,000.

     The Company shall have the right, subject to the terms and conditions of the Indenture, to redeem this Security at any time on or after ___________, 2003, at the option of the Company, without premium or penalty, in whole or in part, at a Redemption Price equal to 100% of the principal amount to be redeemed plus any accrued and unpaid interest, including Additional Interest, if any, to the Redemption Date. Upon the occurrence of a Special Event (as defined below) at any time, the Company may, within 90 days following the occurrence thereof and subject to the terms and conditions of the Indenture, redeem this Security without premium or penalty, in whole, at a Redemption Price equal to 100% of the principal amount thereof plus any accrued and unpaid interest, including Additional Interest, if any, to the Redemption Date. A Special Event may be a Tax Event or an Investment Company Act Event.

"Tax Event" means the receipt by the Guarantor or the Company of an opinion of independent counsel (which may be counsel to the Guarantor or its affiliates) experienced in such matters to the effect that there has been (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of any supra national federation to which the United Kingdom belongs or the jurisdiction (or any political subdivision or taxing authority thereof or therein) in which the Company or the Guarantor is incorporated or created, as applicable, or in which the Company or the Guarantor is managed or has a place of business (each, a "Taxing Jurisdiction"), (b) any official administrative pronouncement or judicial decision interpreting, clarifying or applying such laws or regulations or (c) a threatened challenge asserted by a government or taxing authority with respect to the Guarantor or any of its subsidiaries, or a threatened challenge asserted in writing by a government or taxing authority against any other taxpayer that has raised capital through the issuance of securities that are substantially similar to the Securities or the Trust Securities, which amendment or change is effective or which pronouncement clarification, challenge or decision is announced on or after May __, 1998, and that results in their being more than an insubstantial risk that (i) the Company is, or will be within 90 days of the date thereof , subject to income tax within a Taxing Jurisdiction (other than the United Kingdom corporation income tax) with respect to interest received or accrued on the Intercompany Notes, (ii) the Company is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of other tax, duties or other governmental charges, (iii) interest payable by the Company on the Securities is not, or within 90 days of the date thereof will not be, deductible, in whole or in part for United States Federal income tax or United Kingdom corporation income tax purposes, as they accrue by the Company or by a member of any tax group to which the Guarantor belongs or (iv) interest payable with respect to the Intercompany Notes by the Guarantor or its affiliates is not, or within 90 days of the date thereof will not be, deductible, in whole or in part, for (as appropriate) United States Federal or United Kingdom corporation income tax purposes, by one of (as appropriate) the Guarantor, its shareholders or a member of any tax group to which the Guarantor belongs. "Investment Company Act Event" shall mean that the Guarantor or the Company shall have received an opinion of independent counsel (which may be counsel to the Guarantor or its affiliates) experienced in such matters to the effect that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (an "Investment Company Act Change"), there is more than an insubstantial risk that the Guarantor or the Company is or will be considered an "investment company" that is required to be registered under the Investment Company Act of 1940, as amended, which Investment Company Act Change becomes effective on or after May __, 1998.

     Notice of redemption shall be given as provided in the Indenture not less than 30 days nor more than 60 days prior to the date fixed for redemption.

     If fewer than all the Securities of this series are to be redeemed, selection of Securities for redemption will be made by the Trustee in any manner the Trustee deems fair and appropriate and that complies with applicable legal and securities exchange requirements.

     Unless the Company defaults in payment of the redemption price, from and after the redemption date, the Securities of this series or portions thereof called for redemption will cease to bear interest, and the Holders thereof will have no right in respect to such Securities of this series except the right to receive the redemption price thereof.

     In the event of redemption of this security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. At any time after such declaration of acceleration with respect to Securities of any series has been made, but before a judgment or decree for payment of money has been obtained by the Trustee as provided in the Indenture, if all Events of Default with respect to Securities of this series have been cured or waived (other than the nonpayment of principal of the Securities which has become due solely by reason of such declaration of acceleration) then such declaration of acceleration and its consequences shall be automatically annulled and rescinded.

     The Securities of this series are subject to redemption upon not less than 30 nor more than 60 days' notice to the Holders of Securities by first-class mail, at a price equal to the outstanding principal amount thereof, together with Additional Amounts, if any, and accrued interest, if any, to the Redemption Date if (a) the Company or the Guarantor satisfies the Trustee prior to the giving of such notice that it has or will become obligated to pay Additional Amounts with respect to the Securities or the Guarantee as a result of either
(i) any change in, or amendment to, the laws or regulations of a Taxing Jurisdiction or any political subdivision or any authority or agency thereof or therein having power to tax or levy duties, or any change in the application or interpretation of such laws or regulations, which change or amendment becomes effective on or after May __, 1998 or (ii) the issuance of Definitive Registered Series A Notes as a result of: (A) DTC having notified the Company and the Book-Entry Depositary that it was unwilling or unable to continue to hold the Book-Entry Interests or at any time ceasing to be a "clearing agency" registered as such under the Securities Exchange Act of 1934 and, in either case, a successor is not being appointed by the Company within 120 days; (B) the Book-Entry Depositary for the Securities of this series having notified the Company that it was unwilling or unable to continue as Book-Entry Depositary with respect to a Global security of this series and no successor Book-Entry Depositary having been appointed by the Company within 120 days or (C) an Event of Default with respect to the Securities of this series having occurred and being continuing and a Holder, in such circumstance, having requested in writing that a Global Bearer Series A Notes be exchanged for one or more Definitive Registered Series A Notes and (b) such obligation cannot be avoided by the Company and the Guarantor taking reasonable measures available to it, subject, as provided in the Indenture, to the delivery by the Company or the Guarantor of an Officers Certificate that such obligation referred to in (a) cannot be avoided by the Company or the Guarantor taking reasonable measures available to it.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the Indenture or any supplemental indenture or the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as a class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the

Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest, if any, on this Security and all payments made pursuant to the Guarantee of the Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of, premium, if any, and interest, if any, on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of this series are issuable only in registered form without coupons in denominations of $25 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     When a successor assumes all the obligations of its predecessor under the Securities of this series and the Indenture in accordance with the terms of the Indenture, the predecessor will be released from those obligations.

     The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledge of Securities of this series and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

     No stockholder, director, officer, employee, incorporator or Affiliate of the Company shall have any liability for any obligation of the Company under the Securities of this series or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of the Securities of this series by accepting a Security of this series waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities of this series.

     This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

     Customary abbreviations may be used in the name of a Holder of a Securities of this series or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

     Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company will cause CUSIP numbers to be printed on the Securities of this series as a convenience to the Holders of the Securities of this series. No representation is made as to the accuracy of such numbers as printed on the Securities of this series and reliance may be placed only on the other identification numbers printed hereon.

     This Security shall be governed by and construed in accordance with the laws of the State of New York.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                    GUARANTEE

     FOR VALUE RECEIVED, YORKSHIRE POWER GROUP LIMITED, a company duly incorporated and existing under the laws of England and Wales (the "Guarantor", which term includes any successor Person under the Indenture referred to in the Security on which this notation is endorsed), hereby fully and unconditionally guarantees to the Holder of the accompanying Security issued by Yorkshire Power Finance Limited (the "Company"), pursuant to the terms of the Guarantee contained in Article XV of the Indenture, the due and punctual payment of the principal of, premium, if any, and interest in respect of this Security (and any Additional Amounts payable in respect thereof), when and as the same shall become due and payable, whether at Stated Maturity, by declaration of acceleration, call for redemption or otherwise, in accordance with the terms of this Security and the Indenture. In case of the failure of the Company punctually to pay any such principal, premium, if any, or interest, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable as if such payment were made by the Company.

     The obligations of the Guarantor to the Holders of the Securities and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in Article XV of the Indenture, and reference is hereby made to such Article and Indenture for the precise terms of the Guarantee.

     THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     The Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this notation of the Guarantee is endorsed shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

                                            YORKSHIRE POWER GROUP LIMITED

                                            By:_________________________________
                                               Authorized Signatory